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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 22, 2005


                         SYNOVIS LIFE TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                        State of Incorporation: Minnesota
                          Commission File No.: 0-13907
                 I.R.S. Employer Identification No.: 41-1526554

                     Address of principal executive offices:
                             2575 University Ave. W.
                            St. Paul, Minnesota 55114

                        Telephone Number: (651) 796-7300

                                  ------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

         On March 22, 2005, Connie L. Magnuson informed Synovis Life Technologies, Inc. that she intended to resign from her position as Vice President of Finance, Chief Financial Officer and Corporate Secretary.

         As a result of Ms. Magnuson's resignation, Synovis' board of directors has elected Brett Reynolds, currently the company's Director of Finance and Accounting, to serve as the new Vice President of Finance, Chief Financial Officer and Corporate Secretary.

         Ms. Magnuson's resignation and Mr. Reynolds' election will be effective on April 12, 2005 and April 13, 2005, respectively. The company's press release discussing Ms. Magnuson's resignation and Mr. Reynolds' election has been filed as an exhibit to this report.

         Mr. Reynolds, age 36, has served as the company's Director of Finance and Accounting since September 2003. Prior to his employment with Synovis, Mr. Reynolds was employed by Chiquita Processed Foods, LLC, from October 2001 to September 2003, ultimately serving as Corporate Controller and Officer; by Arthur Andersen, LLP, serving as an Experienced Manager from January 2000 to October 2001; and by Deloitte and Touche LLP, from July 1991 to July 1996 and again from January 1998 to January 2000, ultimately serving as Senior Manager. Mr. Reynolds is a Certified Public Accountant who received a bachelor's degree in accounting and a master's degree in business administration with an emphasis in finance and strategic management, both from the University of Minnesota.

         At the time Mr. Reynolds' appointment was initially reported, his compensation had not been determined. Subsequently, on April 4, 2005, the compensation committee of Synovis' board of directors established the terms of Mr. Reynolds' compensation as the company's Vice President of Finance, Chief Financial Officer and Corporate Secretary. For the remainder of fiscal 2005, Mr. Reynolds will receive an annual base salary of $134,000, and will be eligible to receive annual cash incentive compensation of up to 20% of his base salary. The amount of incentive compensation paid will be determined upon a subjective evaluation by the Compensation Committee of his individual performance and achievement of specific individual objectives during the period, and upon the company's financial performance relative to its annual planned profitability.

         On the effective date of his appointment, Synovis will additionally grant Mr. Reynolds stock options to purchase 10,000 shares of the company's common stock, and will enter into a "change in control" agreement with Mr. Reynolds, entitling him to severance benefits upon termination resulting from a change of control of the Company.

         The options to be granted to Mr. Reynolds will be granted under the company's 1995 Stock Incentive Plan, will have an exercise price equal to the fair market value of a share of common stock (as determined under the plan) on the date of grant, and will be immediately exercisable. The options will expire five years following the date of grant.

         The change in control agreement between Synovis and Mr. Reynolds will be comparable to change in control agreements entered into with certain other executive officers of the company, and will provide for severance payments if Mr. Reynolds is terminated involuntarily by the company or resigns due to a material change of position or benefits within twelve months subsequent to a change in control (a "Qualifying Termination"). Upon a Qualifying Termination, in addition to salary and benefits then due and in addition to any other benefits due under the company's compensation plans, Mr. Reynolds is generally entitled to: (a) a lump sum payment equal to the product of his highest monthly compensation for the previous twelve month period multiplied by thirty-six (36);
(b) reimbursement for all legal fees


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and expenses incurred by Mr. Reynolds as a result of such termination; and (c)
for a thirty-six (36) month period following such termination, life and health insurance benefits substantially similar to those Mr. Reynolds was receiving at the time of termination.

           Mr. Reynolds is also eligible to participate in the company's medical, dental and life and disability insurance plans, 401(k) retirement plan and stock purchase plan, which are available to all company employees.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial Statements of Businesses Acquired.
              -------------------------------------------

                  Not Applicable

         (b)  Pro Forma Financial Information.
              -------------------------------

                  Not Applicable

         (c)  Exhibits.
              ---------

                 Exhibit                     Description
                 -------                     -----------

                  10.1 Form of Change in Control Agreement to be entered into between Synovis Life Technologies, Inc. and Brett A. Reynolds

                  99.1 Synovis Life Technologies, Inc. Press Release dated March 24, 2005.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       SYNOVIS LIFE TECHNOLOGIES, INC.


Dated: April 8, 2005                   By: /s/ Karen Gilles Larson
                                           -------------------------------------
                                           Karen Gilles Larson
                                           President and Chief Executive Officer



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                                  EXHIBIT INDEX


 Exhibit No.                         Description                                     Method Of Filing
------------  ---------------------------------------------------      --------------------------------------------
    10.1      Form of Change in Control Agreement between Synovis      Incorporated by reference to the form of
              Life Technologies, Inc. and Brett A. Reynolds            Change in Control Agreement between the
                                                                       Company and Richard Kramp, filed as Exhibit
                                                                       10.1 to the Company's Current Report on Form
                                                                       8-K, dated August 30, 2004 (File No. 0-13907).

     99.1      Synovis Life Technologies, Inc. Press Release dated      Incorporated by reference to Exhibit 99.1
               March 24, 2005                                           to the Company's Current Report on Form
                                                                        8-K, dated March 22, 2005 (File No.
                                                                        0-13907).